Subsequent events	6 Months Ended
Jun. 30, 2022
Events After Reporting Period [Abstract]
Subsequent events	Subsequent events
On July 8, 2022, Alcon acquired two pharmaceutical ophthalmic eye drops, Eysuvis and Inveltys from Kala Pharmaceuticals, Inc. The acquisition complements Alcon’s existing portfolio in the large and fast-growing dry eye category. Pursuant to the terms of the Asset Purchase Agreement, Alcon agreed to pay total up front consideration of $60 million for Eysuvis and Inveltys, and an additional amount to purchase certain related inventory, as well as amounts to be potentially paid upon achievement of certain commercial milestones if annual sales exceed defined targets that expire after 2029.
These unaudited Condensed Consolidated Interim Financial Statements were authorized for issue by the Audit & Risk Committee on August 9, 2022.